Exhibit 99.1

WORTHINGTON AVIATION PARTS, INC.

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2017

WORTHINGTON AVIATION PARTS, INC.

TABLE OF CONTENTS

		Page Number

Independent Auditor’s Report		1

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet	Statement 1	4

Consolidated Statement of Operations	Statement 2	5

Consolidated Statement of Stockholder’s Equity	Statement 3	6

Consolidated Statement of Cash Flows	Statement 4	7

Notes to Consolidated Financial Statements		8

SUPPLEMENTARY INFORMATION

Independent Auditor’s Report on Supplementary Information		16

Consolidating Balance Sheet	Schedule 1	18

Consolidating Statement of Operations	Schedule 2	20

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder

Worthington Aviation Parts, Inc.

Eagan, Minnesota

We have audited the accompanying consolidated financial statements of Worthington Aviation Parts, Inc., which comprise the consolidated balance sheet as of December 31, 2017, and the related consolidated statements of operations, stockholder’s equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

4810 White Bear Parkway, St. Paul, MN, 55110	651.426.7000	www.redpathcpas.com

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis of our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Worthington Aviation Parts, Inc. as of December 31, 2017, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

REDPATH AND COMPANY, LTD.

St. Paul, Minnesota

July 11, 2018

CONSOLIDATED FINANCIAL STATEMENTS

WORTHINGTON AVIATION PARTS, INC.
CONSOLIDATED BALANCE SHEET	Statement 1
December 31, 2017

2017
Assets
Current assets:
Cash ($136,469 held by VIE)	$206,191
Accounts receivable—trade, net	2,026,154
Accounts receivable—other	66,677
Inventories ($327,589 held by VIE), net	10,417,754
Other current assets	137,186

Total current assets	12,853,962
Property and equipment, net accumulated depreciation	419,691
Other assets	29,066

Total assets	$13,302,719

Liabilities and Stockholder’s Equity
Current liabilities:
Revolving term note	$2,825,000
Payable to stockholder	2,768,238
Checks written in excess of cash	143,567
Accounts payable ($3,812 held by VIE)	2,317,042
Deferred revenue	101,241
Accrued expenses ($100,000 held by VIE)	237,874

Total current liabilities	8,392,962
Long-term liabilities
Subordinated debt—related party	2,960,000

Total liabilities	11,352,962

Stockholder’s equity:
Stockholder’s equity	1,781,583
Noncontrolling stockholder’s equity	168,174

Total stockholder’s equity	1,949,757

Total liabilities and stockholder’s equity	$13,302,719

The accompanying notes are an integral part of these consolidated financial statements.

WORTHINGTON AVIATION PARTS, INC.
CONSOLIDATED STATEMENT OF OPERATIONS	Statement 2
For The Year Ended December 31, 2017

	2017
	Amount	Percent
Sales	$15,059,975	100.00%
Cost of sales	9,940,523	66.01%

Gross profit	5,119,452	33.99%
Operating expenses	5,853,003	38.86%

Loss from operations	(733,551)	(4.87%)

Other expense:
Interest expense	(177,706)	(1.18%)
Other expense	(12,098)	(0.08%)

Total other expense	(189,804)	(1.26%)

Net loss	(923,355)	(6.23%)

Net income attributable to noncontrolling interest	17,861

Net loss attributable to Worthington Aviation Parts, Inc. and MRO Center	($941,216)

The accompanying notes are an integral part of these consolidated financial statements.

WORTHINGTON AVIATION PARTS, INC.
CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY	Statement 3
For The Year Ended December 31, 2017

	Number of Shares	Common Stock	Additional Paid-in Capital	Retained Earnings	Noncontrolling Interest	Receivable From Parent	Total Stockholder’s Equity
Balance—December 31, 2016	5,000	$2,600,000	$6,648,226	($4,520,850)	$184,896	($2,004,577)	$2,907,695
Distributions	—	—	—	—	(34,583)	—	(34,583)
Net income (loss)	—	—	—	(941,216)	17,861	—	(923,355)

Balance—December 31, 2017	5,000	$2,600,000	$6,648,226	($5,462,066)	$168,174	($2,004,577)	$1,949,757

Common stock has no par value, 5,000 shares authorized

The accompanying notes are an integral part of these consolidated financial statements.

WORTHINGTON AVIATION PARTS, INC.
CONSOLIDATED STATEMENT OF CASH FLOWS	Statement 4
For The Year Ended December 31, 2017

2017
Cash flows from operating activities:
Net loss	($923,355)
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	131,015
Bad debt expense	222,500
Changes in operating assets and liabilities:
Accounts receivable — trade, net	(287,504)
Accounts receivable — other	216,438
Inventories, net	1,303,384
Other assets	31,507
Accounts payable	714,382
Accrued expenses	(86,876)
Deferred revenue	(24,281)
Payable to stockholders	233,828

Net cash provided by operating activities	1,531,038

Cash flows from investing activities:
Purchase of property and equipment	(45,870)

Net cash used in investing activities	(45,870)

Cash flows from financing activities:
Net change in revolving term note	(1,375,000)
Distributions to noncontrolling interest	(34,583)
Checks written in excess of cash	(32,423)

Net cash used in financing activities	(1,442,006)

Increase in cash	43,162
Cash and cash equivalents — beginning of year	163,029

Cash and cash equivalents — end of year	$206,191

Supplemental cash flow information: Interest paid	$178,403

The accompanying notes are an integral part of these consolidated financial statements.

WORTHINGTON AVIATION PARTS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2017

Note 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Worthington Aviation Parts, Inc. (WAV) is a provider of aircraft parts, repair services, and technical publication updates supporting commercial, regional, and corporate aviation. Worthington MRO Center (MRO Center) is located in Tulsa, Oklahoma and concentrates on composite aircraft structures, repairs, and support services. WAV and MRO Center (the Company) is a wholly owned subsidiary of Churchill Industries, Inc. (Churchill).

The Company distributes parts domestically and internationally through sales offices in the United States, Europe, and Australia. The Company has customer concentrations in the United States, Europe, and Australia.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Worthington Aviation Parts, Inc. (including Worthington Aviation MRO Center), Brickell Asset Management XII, LLC (BAM XII), Brickell Asset Management XIII, LLC (BAM XIII), Brickell Asset Management XVII, LLC (BAM XVII), and Brickell Asset Management XVIII, LLC (BAM XVIII), in accordance with the professional standards related to consolidation of variable interest entities.

All intercompany balances and transactions have been eliminated during consolidation. The noncontrolling interest amounts shown in the consolidated financial statements represent the remaining ownership in the LLCs.

VARIABLE INTEREST ENTITIES

Variable interest entities (VIEs) are primarily entities that lack sufficient equity to finance their activities without additional subordinated financial support from other parties or whose equity holders as a group lack certain power, obligations, or rights. The VIEs with which the Company is involved are evaluated to determine whether the Company has a controlling financial interest in the VIEs and is, therefore, the primary beneficiary of the VIEs. The primary beneficiary is required to consolidate the VIEs for financial reporting purposes.

ACCOUNTS RECEIVABLE

The Company sells its products primarily on an unsecured basis and performs regular credit evaluations of its customers. Accounts receivable are stated at net realizable value. The Company provides an allowance for bad debts using the allowance method, which is based on management’s judgment considering historical information and individual customer circumstances.

Accounts past due more than 60 days are individually analyzed for collectability and actively monitored by management. The Company charges off accounts to bad debt expense when it is likely that payment will not be received. An allowance for doubtful accounts of $256,599 has been provided at December 31, 2017.

Collection of other receivables is intended to be pursued in the next year; therefore, these are classified as current assets. These receivables are unsecured; however, no allowance is deemed necessary as collection is fully expected.

WORTHINGTON AVIATION PARTS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2017

INVENTORIES

Inventories are stated at the lower of cost or net realizable value. Cost is determined on a first-in, first-out (FIFO) basis. Appropriate consideration is given to deterioration, obsolescence, and other factors in evaluating net realizable value.

PROPERTY AND EQUIPMENT

Property and equipment is reported at cost and depreciated using the straight-line method over the estimated useful lives of the assets as follows:

Leasehold Improvements	Life of the lease
Computer and Equipment	3 - 5 years
Furniture and Fixtures	10 years

Depreciation expense for the year December 31, 2017 was $131,015.

Major additions and improvements are capitalized, while maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred.

REVENUE RECOGNITION

The Company recognized revenue at the time product is shipped or title passes pursuant to the terms of the agreement with the customer, the amount due from the customer is fixed, and collectability of the related receivable is reasonably assured.

In March 2007, the Company began supporting the Westwind fleet with technical publication updates. The revenue generated from the technical publications is recognized on a straight line basis over the course of the annual contract. The unearned portion of this revenue was $101,241 at December 31, 2017.

INCOME TAXES

Worthington Aviation Parts, Inc. has elected to be taxed as an S corporation for income tax purposes. Accordingly, no provision for income taxes is recognized because the Company’s earnings are included in the individual income of the stockholder.

ADVERTISING COSTS

Advertising costs are expensed as incurred. Advertising expense was $10,436 for the year ended December 31, 2017.

SHIPPING AND HANDLING COSTS

Shipping and handling costs are included in cost of sales and are expensed as incurred. Shipping and handling revenues are included in sales.

WORTHINGTON AVIATION PARTS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2017

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

The Company’s financial instruments consist of cash, short-term receivables, and payables for which current carrying amounts approximate fair market value. Long-term debt approximated fair value at December 31, 2017.

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). This standard outlines a single comprehensive model for companies to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. The core principle of the revenue model is that revenue is recognized when a customer obtains control of a good or service. A customer obtains control when it has the ability to direct the use of and obtain the benefits from the good or service. Transfer of control is not the same as transfer of risks and rewards, as it is considered in current guidance. The Company will also need to apply new guidance to determine whether revenue should be recognized over time or at a point in time. In August 2015, the FASB issued ASU 2015-14, which defers the effective date of ASU 2014-09 one year. ASU 2014-09, as deferred by ASU 2015-14, will be effective for annual reporting periods beginning after December 15, 2018, using either of two methods: (a) retrospective to each prior reporting period presented with the option to elect certain practical expedients as defined within ASU 2014-09 or (b) retrospective with the cumulative effect of initially applying ASU 2014-09 recognized at the date of initial application and providing certain additional disclosures as defined in ASU 2014-09. The Company has not yet selected a transition method and is currently evaluating the impact of the pending adoption of ASU 2014-09 on the consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Topic 840, Leases. Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The new standard is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the consolidated financial statements, with certain practical expedients available. The Company has not yet selected a transition method and is currently evaluating the impact of the pending adoption of ASU 2016-02 on the consolidated financial statements.

Effective January 1, 2017, the Company adopted FASB ASU 2015-11, Inventory: Simplifying the Measurement of Inventory. The new guidance provides that a Company should measure its inventory at the lower of cost or net realizable value. Net realizable value being the estimated selling price in the ordinary course of business, less reasonably predictable costs to complete, dispose or transport inventory. The adoption of this standard did not have a material impact on results of operations, cash flows or financial position.

WORTHINGTON AVIATION PARTS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2017

RECLASSIFICATION

Certain accounts relating to the prior year have been reclassified to current year presentation with no effect on previously reported net income.

SUBSEQUENT EVENTS

Subsequent to year end, the Company sold substantially all of its assets and liabilities to an unrelated party for $3,350,000.

Subsequent to year end, the Company will be given debt forgiveness for its payable to stockholder and subordinated debt – related party (see Note 7) and the agreements will be terminated.

In preparing these consolidated financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through July 11, 2018, the date the consolidated financial statements were available to be issued.

Note 2 VARIABLE INTEREST ENTITIES

The consolidated financial statements include the activity of BAM XII, BAM XIII, BAM XVII, and BAM XVIII whose purpose is to market and sell inventory that is held on consignment by the Company. Management has concluded that the Company is the primary beneficiary of BAM XII, BAM XIII, BAM XVII, and BAM XVIII, and all qualify as a variable interest entity.

Prior to eliminating entries, BAM XII, BAM XIII, BAM XVII, and BAM XVIII held $472,069 of assets (primarily inventory) with associated liabilities of $103,812 (primarily accounts payable) as of December 31, 2017. Total equity as of December 31, 2017 was $368,257, which includes net income of $34,591, and distributions to noncontrolling interest of $34,583.

The determination to qualify BAM XII, BAM XIII, BAM XVII, and BAM XVIII as a VIE was made based on the fact that the Company has the power to direct the activities of the entities that most significantly impact its economic performance and the Company bears more risk of loss.

The assets, liabilities, revenues, and expenses of BAM XII, BAM XIII, BAM XVII, and BAM XVIII have been included in the accompanying consolidated financial statements.

WORTHINGTON AVIATION PARTS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2017

Note 3 INVENTORIES

Inventories at December 31 consist of the following:

2017
Finished Goods	$10,597,259
Work In Process	39,587
Less: Allowance for Excess and Obsolete Inventory	(219,092)

Total	$10,417,754

Note 4 PROPERTY AND EQUIPMENT

Property and equipment, recorded at cost, consisted of the following at December 31:

2017
Leasehold Improvements	$146,754
Computer Hardware and Software	887,053
Furniture and Office Equipment	581,762
Vehicles	19,743

1,635,312
Less: Accumulated Depreciation	(1,215,621)

Total	$419,691

Note 5 LINE OF CREDIT

The Company has a credit and security agreement with BMO Harris Bank. The agreement covers a credit facility with a revolving note with a maximum outstanding balance of $5,000,000.

The line provides for advances up to the borrowing base consisting of eligible inventory and receivables. The line matures May 7, 2018 and carries interest at 3.00% over LIBOR (4.38% at December 31, 2017). The outstanding balance on this line of credit was $2,825,000 at December 31, 2017.

Subsequent to year end, the remaining outstanding principal and interest balance was paid off and the agreement was terminated.

WORTHINGTON AVIATION PARTS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2017

Note 6 OPERATING LEASE

The Company is committed under long-term operating leases for the rental of its warehouse and office facilities. Future minimum lease payments due under these noncancelable operating leases are as follows:

Year Ending December 31,
2018	$342,188
2019	226,657
2020	61,598

Total	$630,443

Total rent expense for the year ended December 31, 2017 was $505,624.

Note 7 RELATED PARTY TRANSACTIONS

The Company recorded various related party transactions included in payable to stockholder for the year ended December 31, 2017 as follows:

2017
Total Beginning Balance	$2,534,410
Change in Other Allocated Expenses	233,828

Total Ending Balance	$2,768,238

In 2011, the Company entered into a subordinated debt agreement with the stockholder for $1,960,000. In 2012, the Company entered into an additional agreement for $1,000,000. Interest is accrued and payable quarterly at 8%. The note is subordinated to the debt with BMO Harris Bank. The interest was forgiven during 2017. The outstanding balance on the subordinated debt was $2,960,000 at December 31, 2017.

As of December 31, 2014, the Company recorded $2,694,691 as capital contributions from Churchill for tax sharing. This resulted in a reduction of previously accrued distributions payable of $1,167,610 and a receivable from parent of $1,527,083 at December 31, 2014. The Company had distributions receivable of $0 and $553,535 for tax sharing which resulted in a receivable from parent balance of $2,004,577 at December 31, 2017.

Subsequent to year end, the related party agreed to provide debt forgiveness for the payable to stockholder and subordinated debt balances and the agreements will be terminated.

Note 8 EMPLOYEE RETIREMENT PLAN

The Company has a 401(k) savings plan which is available to employees who have attained certain age and service requirements. Employees are allowed to defer specified percentages of their pretax earnings. The Company has a discretionary match of up to 3% of employee contributions. The Company made matching contributions of $84,344 during the year ended December 31, 2017.

WORTHINGTON AVIATION PARTS, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2017

Note 9 CONCENTRATIONS

CASH

Substantially all cash is deposited in one financial institution. At times, amounts on deposit may be in excess of the FDIC insurance limit.

Note 10 COMMITMENTS AND CONTINGENCIES

The Company self-insures health and dental insurance for employees, subject to a stop-loss limit of $50,000 per year, per employee. The Company estimates its liabilities for unpaid claims and claims incurred, but not reported, for employees based on management’s knowledge and experience about past and current claims, and assumptions about future claims. At December 31, 2017 the Company established a reserve for future payout of past claims of $15,000.

SUPPLEMENTARY INFORMATION

INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTARY INFORMATION

To the Board of Directors and Stockholder

Worthington Aviation Parts, Inc.

Eagan, Minnesota

We have audited the consolidated financial statements of Worthington Aviation Parts, Inc. as of and for the year ended December 31, 2017, and our report thereon dated July 11, 2018, which expressed an unmodified opinion on those consolidated financial statements. Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The 2017 supplementary information included in Schedules 1 and 3 are presented for purposes of additional analysis and are not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

REDPATH AND COMPANY, LTD.

St. Paul, Minnesota

July 11, 2018

4810 White Bear Parkway, St. Paul, MN, 55110	651.426.7000	www.redpathcpas.com

WORTHINGTON AVIATION PARTS, INC.

CONSOLIDATING BALANCE SHEET

December 31, 2017

	Worthington Aviation Parts, Inc.	Worthington Aviation MRO Center	Total Worthington Aviation Parts, Inc. and MRO Center*
Assets
Current assets:
Cash	$69,673	$49	$69,722
Accounts receivable—trade, net	1,703,691	322,463	2,026,154
Accounts receivable—other	66,677	—	66,677
Inventories, net	6,817,084	3,273,062	10,090,146
Other current assets	111,362	25,824	137,186

Total current assets	8,768,487	3,621,398	12,389,885

Property and equipment	225,322	194,369	419,691

Other assets:
Other long-term assets	12,931	16,135	29,066
Investment in affiliates	200,083	—	200,083

Total other assets	213,014	16,135	229,149

Interdivision receivables	2,933,977	—	2,933,977

Total assets	$12,140,800	$3,831,902	$15,972,702

Liabilities and Stockholder’s Equity
Current liabilities:
Revolving term note	$2,825,000	$—	$2,825,000
Payable to stockholder	2,768,238	—	2,768,238
Checks written in excess of cash	99,368	44,199	143,567
Accounts payable	2,202,679	118,543	2,321,222
Deferred revenue	101,241	—	101,241
Accrued expenses	124,575	13,299	137,874

Total current liabilities	8,121,101	176,041	8,297,142
Long-term liabilities
Subordinated debt—related party	2,960,000	—	2,960,000
Interdivision payables	—	2,933,977	2,933,977

Total liabilities	11,081,101	3,110,018	14,191,119
Stockholder’s equity	1,059,699	721,884	1,781,583

Total liabilities and stockholder’s equity	$12,140,800	$3,831,902	$15,972,702

*	Total Worthington Aviation Parts, Inc. and MRO Center does not reflect the Intercompany eliminations. Such amounts are reflected in the Eliminations column above.

Schedule 1

Brickell Asset Management XII, LLC	Brickell Asset Management XIII, LLC	Brickell Asset Management XVII, LLC	Brickell Asset Management XVIII, LLC	Eliminations	Total

$780	$862	$109,102	$25,725	$—	$206,191
—	368	7,624	—	(7,992)	2,026,154
—	—	—	—	—	66,677
—	142,668	184,940	—	—	10,417,754
—	—	—	—	—	137,186

780	143,898	301,666	25,725	(7,992)	12,853,962

—	—	—	—	—	419,691

—	—	—	—	—	29,066
—	—	—	—	(200,083)	—

0	0	0	0	(200,083)	29,066

—	—	—	—	(2,933,977)	—

$780	$143,898	$301,666	$25,725	($3,142,052)	$13,302,719

$—	$—	$—	$—	$—	$2,825,000
—	—	—	—	—	2,768,238
—	—	—	—	—	143,567
—	—	—	3,812	(7,992)	2,317,042
—	—	—	—	—	101,241
—	—	100,000	—	—	237,874

0	0	100,000	3,812	(7,992)	8,392,962

—	—	—	—	—	2,960,000
—	—	—		(2,933,977)	—

0	0	100,000	3,812	(2,941,969)	11,352,962
780	143,898	201,666	21,913	(200,083)	1,949,757

$780	$143,898	$301,666	$25,725	($3,142,052)	$13,302,719

WORTHINGTON AVIATION PARTS, INC.

CONSOLIDATING STATEMENT OF OPERATIONS

For The Year Ended December 31, 2017

	Worthington Aviation Parts, Inc.	Worthington Aviation MRO Center	Total Worthington Aviation Parts, Inc. and MRO Center
Sales	$10,751,059	$4,197,056	$14,948,115
Cost of sales	6,758,009	3,097,975	9,855,984

Gross Profit	3,993,050	1,099,081	5,092,131
Operating expenses	4,194,769	1,648,774	5,843,543

Income (loss) from operations	(201,719)	(549,693)	(751,412)

Other income (expense):
Interest expense	(177,706)	—	(177,706)
Other expense	(12,098)	—	(12,098)

Total other income (expense)	(189,804)	0	(189,804)

Net income	($391,523)	($549,693)	($941,216)

Schedule 2

Brickell Asset Management XII, LLC	Brickell Asset Management XIII, LLC	Brickell Asset Management XVII, LLC	Brickell Asset Management XVIII, LLC	Eliminations	Total
$11,050	$6,550	$123,540	$8,300	($37,580)	$15,059,975
910	2,763	75,554	5,312	—	9,940,523

10,140	3,787	47,986	2,988	(37,580)	5,119,452
6,501	5,131	17,018	1,660	(20,850)	5,853,003

3,639	(1,344)	30,968	1,328	(16,730)	(733,551)

—	—	—	—	—	(177,706)
—	—	—	—	—	(12,098)

0	0	0	0	0	(189,804)

$3,639	($1,344)	$30,968	$1,328	($16,730)	($923,355)